                 MONTHLY CERTIFICATEHOLDERS STATEMENT                 EXHIBIT B
                            CAPITAL ONE MASTER TRUST
                                 SERIES 2002-CC

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Capital One Funding, LLC, as Transferor, Capital One Bank, as Servicer, and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 15, 2003, and with respect to the performance of the Trust during the month December, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


CAPITAL ONE MASTER TRUST (RECEIVABLES)*

Beginning of the Month Principal Receivables :                                                                  27,754,578,131.38
                                                                                                              --------------------
Beginning of the Month Finance Charge Receivables :                                                                925,751,201.24
                                                                                                              --------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                              --------------------
Beginning of the Month Total Receivables :                                                                      28,680,329,332.62
                                                                                                              --------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                              --------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                              --------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                              --------------------

Additional Principal Receivables :                                                                                           0.00
                                                                                                              --------------------
Additional Finance Charge Receivables :                                                                                      0.00
                                                                                                              --------------------
Additional Total Receivables :                                                                                               0.00
                                                                                                              --------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                              --------------------

End of the Month Principal Receivables :                                                                        28,342,015,324.72
                                                                                                              --------------------
End of the Month Finance Charge Receivables :                                                                      919,992,068.01
                                                                                                              --------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                              --------------------
End of the Month Total Receivables :                                                                            29,262,007,392.73
                                                                                                              --------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                              --------------------
Adjusted Invested Amount of all Master Trust Series                                                             24,840,092,833.75
                                                                                                              --------------------

End of the Month Seller Percentage                                                                                         12.36%
                                                                                                              --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
                                                                                            ACCOUNTS             RECEIVABLES
End of the Month Delinquencies :
          30 - 59 Days Delinquent                                                                   449,942        502,655,004.55
                                                                                       ---------------------  --------------------
          60 - 89 Days Delinquent                                                                   289,860        346,070,313.81
                                                                                       ---------------------  --------------------
          90 + Days Delinquent                                                                      623,947        789,423,508.72
                                                                                       ---------------------  --------------------

          Total 30 + Days Delinquent                                                              1,363,749      1,638,148,827.08
                                                                                       ---------------------  --------------------

          Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                        5.60%
                                                                                                              --------------------

Defaulted Accounts During the Month                                                                 205,449        163,119,646.73
                                                                                       ---------------------  --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        7.05%
                                                                                                              --------------------

*FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES
 ADDITIONAL PRINCIPAL RECEIVABLES.

CAPITAL ONE MASTER TRUST (COLLECTIONS)
                                                                              COLLECTIONS                     PERCENTAGES
                                                                              -----------                     -----------
Total Collections and Gross Payment Rate**                                       4,656,133,758.06                         16.23%
                                                                       ---------------------------      -------------------------

Collections of Principal Receivables and Principal Payment Rate                  4,155,232,785.05                         14.97%
                                                                       ---------------------------      -------------------------

          Prior Month Billed Finance Charge and Fees                               367,674,240.17
                                                                       ---------------------------
          Amortized AMF Income                                                      27,397,183.41
                                                                       ---------------------------
          Interchange Collected                                                     70,034,949.74
                                                                       ---------------------------
          Recoveries of Charged Off Accounts                                        33,782,152.81
                                                                       ---------------------------
          Collections of Discounted Receivables                                              0.00
                                                                       ---------------------------

Collections of Finance Charge Receivables and Annualized Yield                     498,888,526.13                         21.57%
                                                                       ---------------------------      -------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

Beginning Unamortized AMF Balance
         +AMF Slug                                                                                                145,327,950.89
                                                                                                        -------------------------
         +AMF Collections                                                                    0.00
                                                                       ---------------------------
         -Amortized AMF Income                                                      29,409,630.29
                                                                       ---------------------------
Ending Unamortized AMF Balance                                                      27,397,183.41
                                                                       ---------------------------
                                                                                                                  147,340,397.77
                                                                                                        -------------------------

** TOTAL COLLECTIONS AND GROSS PAYMENT RATE IS CALCULATED AS A PERCENT OF
   BEGINNING OF MONTH TOTAL RECEIVABLES WHICH INCLUDES ADDITIONAL TOTAL RECEIVABLES.




CAPITAL ONE MASTER TRUST :  SERIES 2002-CC (FLOATING ALLOCATION AMOUNT)

                                                                                               -------------------------
Floating Allocation Amount                                                                             1,624,366,139.82
                                                                                               -------------------------
Floating Allocation Percentage                                                                                5.852606%
                                                                                               -------------------------
Finance Charge Collections Allocated                                                                      29,197,980.44
                                                                                               -------------------------
Available Funds                                                                                           28,182,751.60
                                                                                               -------------------------

                                                                                               -------------------------
Excess Finance Charge of Series 2002-CC                                                                   14,301,036.44
                                                                                               -------------------------
Total Excess Finance Charge for All Series in Group 1                                                    180,853,863.49
                                                                                               -------------------------
Finance Charge Shortfall for Series 2002-CC                                                                        0.00
                                                                                               -------------------------
Finance Charge Shortfall for All Series in Group 1                                                                 0.00
                                                                                               -------------------------
Excess Finance Charge Allocated to Series 2002-CC                                                                  0.00
                                                                                               -------------------------


CAPITAL ONE MASTER TRUST :  SERIES 2002-CC (PRINCIPAL ALLOCATION AMOUNT)

                                                                                               -------------------------
Principal Allocation Amount                                                                            1,624,366,139.82
                                                                                               -------------------------
Principal Allocation Percentage                                                                               5.852606%
                                                                                               -------------------------
Principal Collections Allocated                                                                          243,189,408.51
                                                                                               -------------------------

                                                                                               -------------------------
Series 2002-CC Monthly Principal Payment                                                                           0.00
                                                                                               -------------------------

                                                                                               -------------------------
Shared Principal Collection (excess principal) of Series 2002-CC                                         252,736,158.94
                                                                                               -------------------------
Total Shared Principal Collection (excess principal) for All Series in Group 1                         3,775,756,898.21
                                                                                               -------------------------
Principal Shortfall for Series 2002-CC                                                                             0.00
                                                                                               -------------------------
Principal Shortfall for All Series in Group 1                                                                      0.00
                                                                                               -------------------------
Shared Principal Collections Allocated to Series 2002-CC                                                           0.00
                                                                                               -------------------------

                         MONTHLY SERVICER'S CERTIFICATE

                                CAPITAL ONE BANK

                            CAPITAL ONE MASTER TRUST
                                 SERIES 2002-CC



          The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement", as supplemented by the Series 2002-CC Supplement (as amended and supplemented, the "Series Supplement"), among Capital One Funding, LLC, as Transferor, Capital One Bank, as Servicer, and The Bank of New York, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on January 15, 2003.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects under the Agreement through the Monthly Period preceding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the receivables other than pursuant to the Agreement.


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ninth day of January, 2003.